                                                                  EXHIBIT 24.1



                                 TBC CORPORATION


                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2003;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 10 day of March, 2004.



                                             /s/ MARVIN E. BRUCE
                                             -------------------------------
                                             Marvin E. Bruce

                                 TBC CORPORATION


                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2003;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 9 day of March, 2004.




                                             /s/ George W. Bryan
                                            ---------------------------------
                                            George W. Bryan

                                 TBC CORPORATION


                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2003;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 10 day of March, 2004.




                                             /s/ Michael E. Dunlap
                                            ----------------------------------
                                            Michael E. Dunlap

                                 TBC CORPORATION


                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2003;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March, 2004.




                                            /s/ Charles A. Ledsinger, Jr.
                                           ------------------------------------
                                           Charles A. Ledsinger, Jr.

                                 TBC CORPORATION


                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2003;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March, 2004.




                                              /s/ William J. McCarthy
                                             -----------------------------------
                                             William J. McCarthy

                                 TBC CORPORATION


                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2003;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 9 day of March, 2004.




                                              /s/ Richard A. McStay
                                             -----------------------------------
                                             Richard A. McStay

                                 TBC CORPORATION


                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2003;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March, 2004.




                                                /s/ Donald Ratajczak
                                               ---------------------------------
                                               Donald Ratajczak

                                 TBC CORPORATION


                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2003;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 10 day of March, 2004.




                                         /s/ Robert R. Schoeberl
                                        --------------------------------------
                                        Robert R. Schoeberl

                                 TBC CORPORATION


                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2003;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 10 day of March, 2004.




                                             /s/ Raymond E. Schultz
                                            ------------------------------------
                                            Raymond E. Schultz